General	6 Months Ended
Jun. 30, 2021
Disclosure of general and administrative expense [text block] [Abstract]
GENERAL

NOTE 1 – GENERAL:

1.	INSPIRA TECHNOLOGIES OXY B.H.N. LTD (formerly: INSENSE MEDICAL LTD) (the “Company”) was incorporated in, Israel and commenced its operations in February 27, 2018. The Company’s functional currency is the New Israeli Shekel (“NIS”).

The Company operates in the medical technology industry and is developing a proprietary respiratory support device calles “ART system”. The ART system is a cost effective early extracorporeal respiratory support system with an intent to function as an “artificial lung” for deteriorating respiratory patients.

The ART system is designed to utilize a hemo-protective flow approach aimed to rebalance saturation levels while patients are awake and breathing, potentially minimizing the patient's need for mechanical ventilation.

The Company’s product has not yet been tested or used in humans and has not been approved by the U.S. Food and Drug Administration (FDA).

On July 16, 2021, the Company completed its initial public offering (“IPO”) on Nasdaq Capital Market whereby he company sold 2,909,091 Ordinary Shares (the “Ordinary Shares”) and 3,345,455 tradable warrants (inclusive of 436,364 tradable warrants pursuant to the exercise of an overallotment option granted to the underwriters). The aggregate proceeds received by the Company from the IPO were $14,500, after deducting underwriting discounts and commissions and additional offering costs.

On July 16, 2021, following the IPO, the Company issues 2,113,905 ordinary shares and 1,149,582 warrants to investors in connection with the conversion of Company’s previously issued financial liabilities at fair value.

2.	The Company did not generate any revenue since its inception, the Company is still at the development stage of its products. The company's operating loss for the six-months ended June 30, 2020 and 2021 were $2.3 million and $2.6 million, respectively and the company's net loss for the same period was $8.2 million and $4.4 million. As of June 30, 2021, the company had an accumulated deficit of $20 million. The company funds its operations through the proceeds of the IPO.

The management of the Company intends to seek additional funding through public offerings, which will be utilized to fund product development and continue operations. The Company does not have any material financial obligations as of the balance date.

This may raise substantial doubts about the company ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3.	The global pandemic resulting from the disease known as COVID-19, caused by a novel strain of coronavirus, SARS-CoV-2, has caused national and global economic and financial market disruptions and may adversely impact our business. Although the Company continued to operate almost fully including carrying out the studies in compliance with all applicable Israeli rules and guidelines on COVID-19, the employees worked remotely when full lockdowns were enforced. The spread of an infectious disease, including COVID-19, may also result in the inability of the manufacturers to deliver components or finished products on a timely basis and may result in the inability of the Company’s suppliers to deliver the parts required by the manufacturers to complete manufacturing of components or finished products. The Company cannot predict the duration or magnitude of the pandemic or the full impact that it may have on the Company’s operations and workforce, including the Company’s research and clinical trials and its ability to raise capital, which in turn could have an adverse impact on the Company’s business, financial condition and results of operation.